UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 25, 2012

PACER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee	62-0935669
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

6805 Perimeter Drive

Dublin, OH 43016

Telephone Number (614) 923-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On October 25, 2012, Pacer International, Inc. (the “Company” or “Pacer”) issued a press release announcing its third quarter and year-to-date 2012 results. The press release is attached hereto as Exhibit 99.1.

The information set forth under this “Item 2.02. Results of Operations and Financial Condition,” including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise expressly stated in such filing.

ITEM 7.01	Regulation FD Disclosure

Pacer is holding a call on Thursday, October 25, 2012 at 8:30 a.m. Eastern Time to update interested parties regarding its third quarter 2012 financial results, discuss its new Cross-Border Intermodal Transportation and Network Logistics Management Services Agreement (the “Cross-Border Agreement”) with Union Pacific Railroad (“UP”) discussed in Item 8.01 below, and respond to investor questions.

On October 24, 2012, Pacer issued a press release announcing the new Cross-Border Agreement with UP. That press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information set forth under this “Item 7.01—Regulation FD Disclosure,” including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Exhibits 99.1 and 99.2 attached hereto contain forward-looking statements, within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including earnings per share and revenue guidance for 2012 and earnings per share guidance for 2013. These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are general economic and business conditions including the current U.S. and global economic environment and the timing and strength of economic recovery in the U.S. and internationally; industry trends, including changes in the costs of services from rail, motor, ocean and air transportation providers; competitive pressures that may limit our ability to pass through cost increases from the transportation providers to our customers; our ability to implement operational and cost improvements and execute growth plans; our success at growing our direct US-Mexico or other business to offset declines in revenue and margins for equipment and services under our new Cross-Border Agreement with UP; and other risks discussed in the Company’s Form 10-K and other filings with the Securities and Exchange Commission, which are incorporated herein by reference. Should one or more of these risks or uncertainties materialize, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described herein as anticipated, believed, expected or intended. Except as otherwise required by federal securities laws, the company does not undertake any obligation to update such forward-looking statements whether as a result of new information, future events or otherwise.

ITEM 8.01.	Other Events.

On October 19, 2012, we entered into a multi-year agreement with UP for the handling of automotive parts and other shipments in connection with existing cross-border US-Mexico business. The new agreement will change the nature of our participation in this business. Typically, we contract for rail transportation from multiple rail carriers and combine that with our equipment and network logistics management services to intermediaries. Under the new agreement, effective January 1, 2013, we will no longer pass through the rail transportation costs to automotive parts intermediaries, but will provide the same network logistics management services for UP and be compensated for such services and the use of our equipment. Accordingly, for US-Mexico automotive parts shipments, our financial results will no longer include the revenue and costs associated with the purchased rail transportation. Additionally, as part of the new agreement, we will pursue these shipments as a retail provider of intermodal services.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Pacer International, Inc. dated October 25, 2012 (furnished pursuant to Item 2.02).

99.2	Press Release of Pacer International, Inc. dated October 24, 2012 (furnished pursuant to Item 7.01).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC. A Tennessee Corporation

Dated: October 25, 2012	By:	/s/ John J. Hafferty
Executive Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER

99.1	Press Release of Pacer International, Inc. dated October 25, 2012 (furnished pursuant to Item 2.02).

99.2	Press Release of Pacer International, Inc. dated October 24, 2012 (furnished pursuant to Item 7.01).